Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Lannett Company, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur P. Bedrosian, the Chief Executive Officer of the Company, and I, Martin P. Galvan, the Vice President of Finance, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2013	/s/ Arthur P. Bedrosian

Arthur P. Bedrosian,
President and Chief Executive Officer

Dated: September 12, 2013	/s/ Martin P. Galvan

Martin P. Galvan,
Vice President of Finance,
Chief Financial Officer and Treasurer